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EXHIBIT 10.3


                              AMENDMENT AND WAIVER

         This AMENDMENT AND WAIVER (this "AMENDMENT"), dated as of November 16, 2005, is entered into by and between ISLAND PACIFIC, INC., a Delaware corporation (the "COMPANY"), and MIDSUMMER INVESTMENT, LTD., a Bermuda company ("MIDSUMMER"), for the purpose of amending and waiving certain terms of (i) the 9% Convertible Debenture, dated as of March 15, 2004 (as amended, modified and/or supplemented from time to time, the "MARCH 2004 Debenture") issued by the Company to Midsummer, (ii) the Securities Purchase Agreement, dated as of March 15, 2004 (as amended, modified or supplemented from time to time, the "March 2004 Purchase Agreement") by and between the Company and Midsummer, (iii) the Registration Rights Agreement by and between the Company and Midsummer dated March 15, 2004 (as amended, modified or supplemented from time to time, the "MARCH 2004 REG. RIGHTS AGREEMENT"), (iv) the Secured Convertible Term Note, dated as of June 15, 2005 (as amended, modified and/or supplemented from time to time, the "JUNE 2005 TERM NOTE" and together with the March 2004 Debenture, the "NOTES" and each, a "Note") issued by the Company to Midsummer, (v) the Securities Purchase Agreement, dated as of June 15, 2005 (as amended, modified or supplemented from time to time, the "JUNE 2005 PURCHASE AGREEMENT" and together with the March 2004 Purchase Agreement, the "PURCHASE AGREEMENTS" and each, a "PURCHASE AGREEMENT") by and between the Company and Midsummer and (vi) the Registration Rights Agreement by and between the Company and Midsummer dated June 15, 2005 (as amended, modified and/or supplemented from time to time, the "JUNE 2005 REG. RIGHTS AGREEMENT" and together with the March 2004 Reg. Rights Agreement, the "REG. RIGHTS AGREEMENTS" and each, a "REG. RIGHTS AGREEMENT"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the applicable Note, Purchase Agreement or Reg. Rights Agreement.

         WHEREAS, the Company and Midsummer have agreed to make certain changes to the Notes, Purchase Agreements and Reg. Rights Agreements as set forth herein.

         NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Midsummer and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Redemption Amount (as defined in the March 2004 Debenture) due on the first business day of November 2005, December 2005, January 2006 and February 2006 on such dates (collectively, the "MARCH 2004 POSTPONED PRINCIPAL"); PROVIDED THAT, the March 2004 Postponed Principal shall each be paid in full on the Maturity Date (as defined in the March 2004 Debenture), together with all other amounts due and payable on such date under the March 2004 Purchase Agreement and the Related Agreements referred to in the March 2004 Purchase Agreement.

         2. Midsummer and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Amount (as defined in the June 2005 Term Note) due on the first business day of November 2005, December 2005, January 2006 and February 2006 on such dates (collectively, the "JUNE 2005 POSTPONED PRINCIPAL"); PROVIDED THAT, the June 2005 Postponed Principal shall each be paid in full on the Maturity Date (as defined in the June 2005 Term

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Note), together with all other amounts due and payable on such date under the
June 2005 Purchase Agreement and the Related Agreements referred to in the June 2005 Purchase Agreement.

         3. The last sentence of Section 10.4 set forth in the June 2005 Purchase Agreement is hereby deleted in its entirety and, in each case, the following new sentence is hereby inserted in lieu thereof:

                  "Except upon the occurrence of an Event of Default (as defined in the Note) and the continuance thereof, Purchaser may not assign its rights hereunder to a competitor of the Company."

         4. Section 4.8 of March 2004 Purchase Agreement and Section 6.4 of the June 2005 Purchase Agreement are hereby deleted in their entirety and, the following a new Section 4.8 and Section 6.4, respectively, are hereby inserted in lieu thereof:

                  "Once the Company's revenue recognition investigation is complete and the Company has filed its Form 10-K for the year ended March 31, 2005 and the Forms 10-Q for quarters ended June 30, 2005 and September 30, 2005 (the "Late Reports"), which Late Reports shall be filed by January 23, 2005, and after the filing of the Late Reports, the Company shall timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. Promptly after (i) the filing thereof, copies of the Company's most recent registration statements and annual, quarterly, current or other regular reports which the Company files with the Securities and Exchange Commission (the "SEC"), and (ii) the issuance thereof, copies of such financial statements, reports and proxy statements as the Company shall send to its stockholders."

         5. Midsummer understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. The Company hereby covenants to report the terms and provisions of this Amendment on a current report on Form 8-K within four (4) business days of the date hereof.

         6. The first sentence of Section 4.5(c) of the March 2004 Purchase Agreement shall be amended to state:

                  By February 1, 2006, the Company shall secure the listing of the shares of Common Stock equal to the Required Minimum on the NASD OTC Bulletin Board upon which shares of Common Stock are listed and shall maintain such listing so long as any other shares of Common Stock shall be so listed.

         7. The first sentence of Section 6.2 of the Purchase Agreements shall be amended to state:

                   By February 1, 2006, the Company shall secure the listing of the shares of Common Stock issuable upon conversion of the Note, upon the exercise of the Warrant and upon exercise of the Option on the NASD OTC Bulletin Board (the "Principal Market") upon which shares of Common Stock are listed and shall maintain such listing so long as any other shares of Common Stock shall be so listed.


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         8. Midsummer consents to the Company issuing a Secured Term Note and
Option to Laurus Master Fund, Ltd. ("Laurus") on or around the date hereof on terms no more favorable to Laurus than the terms of the Note and the Option are to Midsummer.

         9. Midsummer waives any and all rights to an adjustment of the conversion price under the March 2004 Debenture, the warrant to purchase 434,783 shares of common stock issued to Midsummer on March 15, 2004, the warrant to purchase 138,158 shares of common stock issued to Midsummer on July 1, 2003, the warrant to purchase 629,143 shares of common stock issued to Midsummer on March 31, 2003, the warrant to purchase 200,000 shares of common stock issued to Midsummer on November 30, 2004 or June 2005 Term Note triggered by the consummation of the transactions contemplated by the Securities Purchase Agreement between the Company and Midsummer dated as of the date hereof (the "November 2005 Purchase Agreement") or triggered by the issuance of a Secured Term Note and Option to Laurus dated as of the date hereof.

         10. Section 3(a)(vii) of the Debenture is deleted in its entirety and replaced as follows:

                  "(vii) At anytime after February 1, 2006, the Common Stock shall not be eligible for quotation or quoted for trading on the Nasdaq SmallCap Market, NASD OTC Bulletin Board, New York Stock Exchange, American Stock Exchange, or Nasdaq National Market (each, a "Principal Market") and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days;"

         11. Section 4.7 of the Term Notes is deleted in its entirety and replaced as follows:

                  "4.7 STOP TRADE. An SEC stop trade order or Principal Market trading suspension of the common stock of the Borrower shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Borrower shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within ninety (90) days of such notice. The "Principal Market" for the Common Stock shall include the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock)."

         12. The definition of Filing Date in Section 1 of the March 2004 Reg. Rights Agreements is deleted in its entirety and replaced as follows:

          "FILING DATE" means, with respect to the initial Registration Statement to be filed hereunder, a date no later than March 15, 2006 and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder but in no event before March 15, 2006."

         13. The definition of Filing Date in Section 1 of the June 2005 Reg. Rights Agreement is deleted in its entirety and replaced as follows:


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          "FILING DATE" means, with respect to (i) the Registration Statement required to be filed hereunder in respect of the shares of Common Stock issuable upon conversion of the Note, March 15, 2006 and (ii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to
          Section 3.4 of the Secured Convertible Term Note, Section 4 of the Warrant or Section 4 of the Option or otherwise, thirty (30) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price but in no event before March 15, 2006.

         14. The definition of Effectiveness Date in Section 1 of the Reg. Rights Agreements is deleted in its entirety and replaced as follows:

                  "EFFECTIVENESS DATE" means with respect to the initial Registration Statement to be filed hereunder, the 135th calendar day following the Filing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 60th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above."

         15. The definition of Effectiveness Date in Section 1 of the Reg. Rights Agreements is deleted in its entirety and replaced as follows:

                  "EFFECTIVENESS DATE" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than one hundred thirty five (135) days following the Filing Date and
         (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date."

         16. Section 2(b)(iv) of the June 2005 Reg. Rights Agreements is deleted in its entirety and replaced as follows:

                  "(iv) after the Company's Common Stock is listed on the NASD OTC Bulletin Board as required pursuant to Section 7 below, the Common Stock is not listed or quoted, or is suspended from trading on any Trading Market for a period of three (3) consecutive Trading Days (provided the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Trading Market) . . ."

         17. Section 6(b) of the June 2005 Reg. Rights Agreements is deleted in its entirety.

         18. A new Section 7 that provides as follows is inserted into the June 2005 Reg. Rights Agreement:

                  "7. "Quotation on NASD OTC Bulletin Board. As of February 1, 2006, the Common Stock shall be quoted on the NASD OTC Bulletin Board and satisfies all requirements for the continuation of such quotation. From and after February 1, 2006 the Company shall notify the Purchaser within two (2) days if it receives any notice that its Common Stock


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         will no longer be quoted on the NASD OTC Bulletin Board or that the
         Common Stock does not meet all requirements for the continuation of such quotation."

         19. Midsummer hereby agrees to waive its rights under Section 4.3 of the March 2004 Purchase Agreement, and Sections 3(a)(ii), 3(a)(v), 3(a)(vii), 3(a)(viii) and 4(c)(viii) of the March 2004 Debenture and Section 2 of the March 2004 Reg. Rights Agreement and any other rights under the foregoing agreements resulting from: (1) the Company's failure to file Registration Statement by the Filing Date or have such Registration Statement declared effective by the Effectiveness Date, (2) the Company's Common Stock being delisted from the American Stock Exchange, (3) the Company's failure to timely file its Form 10-K for the year ended March 31, 2005 or its Forms 10-Q for the quarters ended June 30, 2005 and September 30, 2005 and (4) the Company's failure to seek shareholder approval for the consummation of the transactions contemplated by the March 2004 Purchase Agreement prior to entering into securities purchase agreements with Midsummer and Laurus on or November 15, 2005, which, without this Amendment, would result in a reset to the conversion price under the March 2004 Debenture.

         20. Each amendment and waiver set forth herein shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when each of the Company and Midsummer shall have executed and the Company shall have delivered to Midsummer its respective counterpart to this Amendment.

         21. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Notes, Purchase Agreements or Reg. Rights Agreements, and all of the other forms, terms and provisions of the Notes, Purchase Agreements and Reg. Rights Agreements remain in full force and effect.

         22. The Company hereby represents and warrants to Midsummer that after giving effect to this Amendment and the Amendment and Waiver between the Company and Laurus dated on or around the date hereof: (i) no Event of Default exists under Sections 4.2 and 4.9 of the June 2005 Term Note or Sections 3(a)(ii), 3(a)(v), 3(a)(vii), 3(a)(viii) or 4(c)(viii) of the March 2004 Debenture on the date hereof resulting from (A) the Company's failure to file a Registration Statement as of the date hereof or have such Registration Statement declared effective as of the date hereof, (B) the delisting of the Company's Common Stock from AMEX, or (C) the Company's failure, as of the date hereof, to file its Annual Report on Form 10-K for the fiscal year ended March 31, 2005 or its Quarterly Reports on Forms 10-Q for the fiscal quarters ended June 30, 2005 and September 30, 2005; (ii) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Notes and the Purchase Agreements are true, correct and complete except as qualified or limited in any manner by the information set forth in the disclosure schedule delivered by the Company to Midsummer pursuant to Section 4 of the November 2005 Purchase Agreement or the SEC Reports and except for the representation in Section 3(ee) of the March 2004 Purchase Agreement (regarding the Company's S-3 eligibility); and (iii) on the date hereof, all of the Company's and its Subsidiaries' covenant requirements set forth in the Notes, the Purchase Agreements, the Reg. Rights Agreements and Related Agreements (as defined or referred to in the respective Purchase Agreements) have been met.

         23. From and after the Amendment Effective Date, all references to the Notes, the Purchase Agreements and the Reg. Rights Agreements shall be deemed to be references to the Notes, Purchase Agreements and Reg. Rights Agreements as modified hereby.


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         24. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, each of the Company and Midsummer has caused this
Amendment to be signed in its name effective as of this ____ day of November
2005.


                                           ISLAND PACIFIC, INC.


                                           By: ________________________________
                                           Name:  Barry Schechter
                                           Title:  Chief Executive Officer


                                           MIDSUMMER INVESTMENT, LTD.


                                           By: ________________________________
                                           Name:
                                           Title:


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